Exhibit 4.5

                  REGISTRATION RIGHTS AGREEMENT dated as of November 1, 1999 (the "Agreement"), by and among:

         (i) THCG, Inc., a Utah corporation and formerly known as Walnut Financial Services, Inc. (the "Company"); and

         (ii) the parties listed as purchasers on the signature pages hereof (each a "Purchaser" and, collectively, the "Purchasers").

                              W I T N E S S E T H:

                  The Company and Purchasers have entered into a Securities Purchase Agreement dated as of October 22, 1999 (the "Purchase Agreement") pursuant to which Purchasers are purchasing from the Company an aggregate of up to 932,500 shares (the "Shares") of the Company's Common Stock, $.01 par value per share (the "Common Stock").

                  Capitalized terms used in this Agreement without definition have the meanings assigned to such terms in the Purchase Agreement.

                  NOW, THEREFORE, in consideration of the premises and representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, Greenwich and the Company hereby agree as follows:

         1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  "Business Day" shall mean any Monday, Tuesday, Wednesday, Thursday or Friday that is not a day on which banking institutions in New York City are authorized or required by law, regulation or executive order to close.

                  "Greenwich Funds" shall mean Greenwich Street Capital Partners II, L.P., a Delaware limited partnership, GSCP Offshore Fund, L.P., a Cayman Islands limited partnership, Greenwich Fund, L.P., a Delaware limited partnership, Greenwich Street Employees Fund, L.P., a Delaware limited partnership, and TRV Executive Fund, L.P., a Delaware limited partnership.

                  "Greenwich Registration Rights Agreement" shall mean that certain registration rights agreement dated November 1, 1999 among the Company and the Greenwich Funds.

                  "Holder" shall mean any Person that owns Registrable Securities. For purposes of this Agreement, the Company may deem the registered holder of a Registrable Security as the Holder thereof, regardless of any notice to the Company.

                  "NASD" shall mean the National Association of Securities Dealers.

                  "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or other agency or political subdivision thereof.

                  "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all materials incorporated by reference in such prospectus.

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                  "Registrable  Securities" shall mean (i) the Shares,  and (ii)
any other securities issued or issuable as a result of or in connection with any
stock   dividend,   stock   split   or   reverse   stock   split,   combination,
recapitalization,   reclassification,   merger  or  consolidation,  exchange  or
distribution in respect of such Common Stock.

                  "Registration Expenses" shall have the definition set forth in
Section 5.

                  "Registration Statement" shall mean any registration statement which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference in such registration statement.

                  "Requesting Securityholder" shall have the meaning set forth in Section 3.

                  "Rule  415"  shall  mean  Rule  415   promulgated   under  the
Securities Act, as amended from time to time, or any similar successor rule thereto that may be promulgated by the SEC.

                  "SEC" shall mean the United States Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

                  "Securities  Act" shall mean the  Securities  Act of 1933,  as
amended  (or  any  similar  successor  federal  statute),   and  the  rules  and
regulations thereunder, as the same are in effect from time to time.

                  "Underwritten Offering" shall mean a registered offering in which securities of the Company are sold to an underwriter on a firm commitment basis for reoffering to the public.

         2. Securities Subject to this Agreement. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as Purchaser or its Affiliates or Related Persons continue to be the Holder of such Registerable Security. A Registrable Security that has ceased to be a Registrable Security cannot thereafter become a Registrable Security.

         3. Piggyback Registration. (a) If, during the term of this Agreement, the Company at any time proposes to file a registration statement with respect to any class of equity securities, other than for the registration of securities for sale on a continuous or delayed basis pursuant to Rule 415, whether (i) for its own account (other than in connection with a registration statement on Form S-4 or S-8 (or any successor or substantially similar form), and other than in connection with (x) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan or (y) a dividend reinvestment plan), or (ii) for the account of a holder of securities of the Company pursuant to demand registration rights granted by the Company (a "Requesting Securityholder"), then the Company shall in each case give written notice of such proposed filing to all Holders of Registrable Securities at least thirty (30) days before the anticipated filing date of any such registration statement by the Company, and such notice shall offer to all Holders the opportunity to have any or all of the Registrable Securities held by such Holders included in such registration statement. Each Holder of Registrable Securities desiring to have its Registrable Securities registered under this
Section 3 shall so advise the Company in writing within fifteen (15) days after the date of receipt of such notice (which request shall set forth the amount of Registrable Securities for which registration is requested), and the Company shall use its best efforts to include in such registration statement all such Registrable Securities so requested to be included therein.

                  (b) Notwithstanding Section 3(a), if the managing underwriter or underwriters of any such proposed public offering reasonably advises the Company that the total amount or kind of securities which the Company, the Holders of Registrable Securities and any other Persons or entities intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the accounts of any person intended to be included in the proposed offering, other than the Company, the Requesting Securityholders and the Greenwich Funds pursuant to the Greenwich Registration Rights Agreement, but including the Holders of Registrable Securities, shall be reduced (to zero if necessary) to the extent necessary to reduce the total amount or kind of securities to be included in such proposed public offering to the amount or kind recommended by such managing underwriter or underwriters, provided, however that such reduction will be on a pro rata basis, based on the aggregate number of securities to be offered for the accounts of all other persons intended to be included in the proposed offering and all Holders of Registrable Securities, before any reduction in the number or kind of securities to be offered by Requesting Securityholders, the Company or the Greenwich Funds pursuant to the Greenwich Registration Rights Agreement.

                  (c) Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to in this Section 3 at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without any obligation to any Holder or Holders of the Registrable Securities.

         4.       Registration Procedures.

                  (a) General. In connection with the Company's registration obligations pursuant to Section 3, the Company will:

                           (i)      as  soon  as  practicable,  but in no  event
later than three (3) Business Days before filing any Registration Statement, any related Prospectus or any amendment or supplement thereto, other than any amendment or supplement made solely as a result of incorporation by reference of documents filed with the SEC subsequent to the filing of such Registration Statement, the Company shall furnish to the Holders of the Registrable
Securities covered by such Registration Statement copies of all such documents proposed to be filed, which documents shall be subject to the review of such Holders;

                           (ii)     notify the  selling  Holders of  Registrable
Securities promptly (u) when a new Registration Statement, Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any new Registration Statement or post-effective amendment, when it has become effective, (v) of any request by the SEC for amendments or supplements to any Registration Statement or Prospectus or for additional information, (w) of the issuance by the SEC of any comments with respect to any filing, (x) of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose, (y) of any suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (z) if there is a misstatement, untrue statement or omission of a material fact in any Registration Statement, Prospectus or any document incorporated therein by reference or if any event occurs which requires the making of any changes in any Registration Statement, Prospectus or any document incorporated therein by reference in order to make the statements therein (in the case of any Prospectus, in the light of the circumstances under which they were made) not misleading;

                           (iii)    furnish   to   each   selling    Holder   of
Registrable Securities, without charge, as many conformed copies as may reasonably be requested of the then effective Registration Statement and any post-effective amendments thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

                           (iv)     deliver   to   each   selling    Holder   of
Registrable Securities, without charge, as many copies of the then effective Prospectus (including each prospectus subject to completion) and any amendments or supplements thereto as such Holders may reasonably request;

                           (v)      use its reasonable  best efforts to register
or qualify or cooperate with the selling Holders of Registrable Securities and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or "blue sky" laws of such jurisdictions as any selling

Holder of Registrable Securities reasonably requests in writing; provided, however, that the Company will not be required to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify, but for this paragraph (v), (2) subject itself to general taxation in any such jurisdiction, or (3) file a general consent to service of process in any such jurisdiction;

                           (vi)     cooperate   with  the  selling   Holders  of
Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends;

                           (vii)    cause all Registrable  Securities covered by
the Registration Statement to be listed on each securities exchange (or quotation system operated by a national securities association) on which identical securities issued by the Company are then listed if requested by the Holders of a majority of the Registrable Securities, and enter into customary agreements including, if necessary, a listing application and indemnification agreement in customary form, and provide a transfer agent for such Registrable Securities no later than the effective date of such Registration Statement;

                           (viii)   otherwise  use its best efforts to comply in
all material respects with all applicable rules and regulations of the SEC relating to such registration and the distribution of the securities being offered and make generally available to its securities holders earnings statements satisfying the provisions of Section 10(a) of the Securities Act;

                           (ix)     subject to the  proviso in Section  4(a)(v),
use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities (other than as may be required by the governmental agencies or authorities of any foreign jurisdiction and other than as may be required by a law applicable to a selling Holder by reason of its own activities or business other than the sale of Registrable Securities);

                           (x)      provide a transfer  agent and  registrar for
all such Registrable Securities not later than the effective date of such Registration Statement;

                           (xi)     in the  event  of the  issuance  of any stop
order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such Registration Statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of each order; and

                           (xii)    obtain  a "cold  comfort"  letter  from  the
Company's independent public accountants in customary form and covering such matters of the type customarily covered by "cold comfort" letters as the Holders of a majority of the Registrable Securities covered by the Registration Statement reasonably request.

                  As a condition precedent to the participation in any registration hereunder, the Company may require each seller of Registrable Securities as to which any such registration is being effected to furnish to the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request to comply with the applicable provisions of the Securities Act.

                  (b) Each Holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(a)(ii), such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the then current Prospectus until (i) such Holder is advised in writing by the Company that a new Registration Statement covering the offer of Registrable Securities has become effective under the Securities Act or
(ii) such Holder receives copies of any required supplemented or amended Prospectus, or until such Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5. Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including all registration and filing fees, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications or registrations (or the obtaining of exemptions therefrom) of the Registrable Securities), printing expenses (including expenses of printing Prospectuses), messenger and delivery expenses, fees and disbursements of its counsel and its independent certified public accountants, securities acts liability insurance (if the Company elects to obtain such insurance), fees and expenses of any special experts retained by the Company in connection with any registration hereunder, fees and expenses of other Persons retained by the Company and fees and expenses in connection with any review of the underwriting arrangements by the NASD (all such expenses being referred to as "Registration Expenses"), shall be borne by the Company; provided, that Registration Expenses shall not include any fees and expenses of counsel for the Holders, out-of-pocket expenses incurred by the Holders and underwriting discounts, commissions or fees attributable to the sale of the Registrable Securities.

         6.       Indemnification.

                  (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, each Holder of Registrable Securities (and its Affiliates, partners, shareholders, officers and directors), and each Person who controls such Holder (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement or alleged untrue statement of a material fact in, or any omission or alleged omission of a material fact required to be stated in, any Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, except insofar as the same are caused by or contained in any
information   furnished  in  writing  to  the  Company  by  any  Holder  or  any underwriters expressly for use therein. The Company will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above in this Section 6(a) with respect to the indemnification of the Holders of Registrable Securities, if so requested.

                  (b) Indemnification by Holders of Registrable Securities. In connection with any Registration Statement in which a Holder of Registrable Securities is participating, each such Holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and agrees to indemnify and hold harmless, to the full extent permitted by law, but without duplication, the Company, its Affiliates, officers, directors, stockholders, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act), against all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable legal fees and expenses) resulting from any untrue statement or alleged untrue statement of material fact in, or any omission or alleged omission of a material fact required to be stated in, the Registration Statement or Prospectus or necessary to make the statements therein (in the case of a Prospectus in light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement or omission or alleged omission is contained in any information or affidavit so furnished in writing by such Holder to the Company specifically for inclusion therein. The Holders participating in any Registration Statement will also indemnify underwriters participating in the distribution, their officers, directors, employees, partners and agents, and each Person who controls such underwriters (within the meaning of the Securities Act), to the same extent as provided above in this Section 6(b) with respect to the indemnification of the Company, if so requested. The Company and the other Persons described above in this Section 6(b) shall be entitled to receive indemnities from underwriters participating in the distribution to the same extent as provided above with respect to information furnished in writing by such Persons specifically for inclusion in any Prospectus or Registration Statement.

                  (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel of such indemnifying party's choice; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in (but not control) the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such indemnified Person unless (A) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to the indemnified party in a timely manner or (B) in the reasonable judgment of any such Person, based upon a written opinion of its counsel, a conflict of interest may exist between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person). No indemnifying party will be subject to any liability for any settlement made without its consent. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of the claim will not be obligated to pay the fees and expenses of more than one counsel (except one local counsel if required in a specific instance) for all parties indemnified by such indemnifying party with respect to such claim.

                  (d) Contribution. If for any reason the indemnification provided for in Section 6(a) or Section 6(b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by Section 6(a) and
Section 6(b), then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage, liability or expense in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party and the indemnified party, but also the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement or the omission or alleged omission relates to information supplied by the indemnifying party or parties on the one hand, or the indemnified party or parties on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In no event shall any participating Holder be required to contribute any amount in excess of the proceeds received by such Holder from the Registrable Securities offered and sold by such Holder pursuant to such Registration Statement.

         7. Participation in Underwritten Registrations. No Person may participate in any Underwritten Offering hereunder unless such Person (i) agrees to sell such Person's Registrable Securities on the basis provided in any customary underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this
Section 7 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

         8. Term of Agreement. This Agreement may be terminated at any time by a written instrument signed by Holders of all of the Registrable Securities then outstanding. Unless sooner terminated in accordance with the preceding sentence, this Agreement shall terminate in its entirety on such date as the Purchasers shall cease to be the Holders of all Registrable Securities.

         9. Entire Agreement; Assignment. This Agreement (a) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof and (b) shall not be assigned by operation of law or otherwise.

         10. Amendment. The provisions of this Agreement, including the provisions of this Section 10, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the Registrable Securities then outstanding, and any such consent so obtained shall be binding on all Holders of Registrable Securities.

         11. Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given (and shall be deemed to have been duly given upon receipt) by delivery in Person, by cable, telegram, facsimile or telex, or by registered or certified mail (postage prepaid, return receipt requested), to the other party as follows:

      if to the Purchaser:         At the address given by such Purchaser on his
                                   signature page to the Purchase Agreement.

      if to the Company to:        THCG, Inc.
                                   650 Madison Avenue
                                   New York, New York 10022
                                   Attention:  President
                                   Facsimile:  (212) 223-0161

      with a copy to:              Kramer Levin Naftalis & Frankel LLP
                                   919 Third Avenue
                                   New York, New York 10022
                                   Attention: Peter S. Kolevzon, Esq.
                                   Facsimile: (212) 715-8000

or to such other address, facsimile number or Person's attention as the Person to whom notice is given may have previously furnished to the other in writing in the manner set forth above.

         12. Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto and its successors and permitted assigns, and except in regard to the parties indemnified pursuant to
Section 6, nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement; however, any Affiliate or Related Person of Greenwich which becomes a Holder of Registrable Securities shall be entitled to the benefits of this Agreement.

         13. Severability. If any term or other provision of this Agreement is invalid, illegal or unenforceable, all other provisions of this Agreement shall remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party.

         14. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

         15. Interpretation. The headings herein are for convenience of reference only, do not constitute part of this Agreement and shall not be deemed to limit or otherwise affect any of the provisions hereof. Where a reference in this Agreement is made to a Section or Exhibit, such reference shall be to a Section or Exhibit to this Agreement unless otherwise indicated. Where the reference "hereof," "hereby" or "herein" appears in this Agreement, such reference shall be deemed to be a reference to this Agreement as a whole. Whenever the words "include," "includes" or

"including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." Words denoting the singular include the plural, and vice versa, and references to it or its or words denoting any gender shall include all genders.

         16. Governing Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE DEEMED TO BE MADE IN AND IN ALL RESPECTS SHALL BE INTERPRETED, CONSTRUED AND GOVERNED BY AND IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAW PRINCIPLES THEREOF. EACH OF THE PARTIES HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE COUNTY OF NEW YORK AND ANY FEDERAL COURT SITTING IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK IN RESPECT OF ANY SUIT OR PROCEEDING RELATED TO OR ARISING OUT OF THIS AGREEMENT. EACH PARTY HERETO ALSO HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO THE LAYING OF THE VENUE OF ANY SUCH SUIT OR PROCEEDING IN ANY SUCH COURT AND FURTHER WAIVES ANY CLAIM THAT ANY SUCH SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. IN ADDITION TO ANY OTHER FORM OF SERVICE OF PROCESS AUTHORIZED BY LAW, SERVICE OF PROCESS IN ANY SUIT OR PROCEEDING HEREUNDER SHALL BE SUFFICIENT IF MAILED TO EACH PARTY HERETO AT THE ADDRESS SPECIFIED IN SECTION 11, AND SUCH SERVICE SHALL CONSTITUTE "PERSONAL SERVICE" FOR PURPOSES OF SUCH SUIT OR PROCEEDING.

         17. Waiver of Jury Trial. THE PURCHASERS AND THE COMPANY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED UPON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

                                       ***

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Tomas Haendler
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Jonathon Art
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Ilan Kaufthal
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ James D. Halper
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Daniel Schur
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Robert Friedman
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ James K. Rosenthal
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Evan M. Marks
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:  LE HAGEN PARTNERS


                                        By: /s/ LeHagen Partners
                                           ------------------------------------
                                        Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_____________________
Services, Inc.)

By: /s/ Adi Raviv
   -----------------------
    Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Stanley Stern
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Yaron Eitan
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Anders Brag
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Ian Berkowitz
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Mandel Benyamin
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Henry Klein
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Larry W. Smith
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.



                                        Purchaser:


                                        By: /s/ Edward A. Tedeschi
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Michael Gegenneimer
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Betty R. Rauch
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Abraham Schlussel
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Jeffrey D. Heilpern
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Jack Silver
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser: MODAN ASSOCIATES


                                        By: /s/ Daniel E. Straus
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer

                  IN WITNESS WHEREOF, each of the parties has caused this Registration Rights Agreement to be duly executed on its behalf as of the day and year first above written.


                                        Purchaser:


                                        By: /s/ Daniel E. Straus
                                           ------------------------------------
                                            Name:

                                        Social Security Number or other Taxpayer
                                        Identification Number:

                                        ---------------------------------------


                                        Address:_______________________________


                                        ---------------------------------------


THCG, Inc. (formerly Walnut Financial   Facsimile No.:_________________________
Services, Inc.)

By: /s/ Adi Raviv
   ---------------------------
     Authorized Officer